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FORTIS BENEFITS INSURANCE COMPANY

MAILING ADDRESS:      STREET ADDRESS:             PHONE: 1-800-827-5877
P.O. BOX 64295        500 BIELENBERG DRIVE
ST. PAUL              WOODBURY
MINNESOTA 55164       MINNESOTA 55125

This Prospectus describes interests under flexible premium deferred combination variable and fixed annuity contracts issued either on a group basis or as individual contracts by Fortis Benefits Insurance Company ("Fortis Benefits"). Participation in a group contract will be accounted for by the issuance of a certificate showing your interest under the group contract. Participation in an individual contract is shown by the issuance of an individual annuity contract. The certificate and the individual contract are hereafter both referred to as the "Certificate". The minimum under a Certificate is generally $5,000 for the initial and $500 for each subsequent purchase payment.

A Certificate allows you to accumulate funds on a tax-deferred basis. You may elect a guaranteed interest accumulation option through the Fixed Account or a variable return accumulation option through Variable Account D (the "Variable Account") of Fortis Benefits, or a combination of these two options. Under the variable rate accumulation option, you can choose among the following
Portfolios:

Alliance Money Market Portfolio           Lexington Natural Resources Trust
Alliance International Portfolio          Lexington Emerging Markets Fund
Alliance Premier Growth Portfolio         MFS Emerging Growth Series
American Century VP Balanced Fund         MFS High Income Series
American Century VP Capital Appreciation  MFS World Governments Series
Fund                                      Montgomery Emerging Markets Fund
Federated High Income Bond Fund II        Montgomery Growth Fund
Federated Utility Fund II                 Neuberger & Berman Limited Maturity
Federated American Leaders Fund II        Bond Portfolio
Federated Fund for U.S. Government        Neuberger & Berman Partners Portfolio
Securities II                             SAFECO Equity Portfolio
Fortis S&P 500 Index Series               SAFECO Growth Portfolio
INVESCO Industrial Income Portfolio       Strong Discovery Fund II
INVESCO Health Sciences Portfolio         Strong International Stock Fund II
INVESCO Technology Portfolio              Van Eck Worldwide Bond Fund
                                          Van Eck Worldwide Hard Assets Fund

The accompanying Prospectus for these Portfolios describes the investment objectives, policies and risks of each of the Portfolios. In the states where Guarantee Periods Fixed Accounts are offered (see "FIXED ACCOUNTS"), you can choose among 10 different guarantee periods under the guaranteed interest accumulation option, each of which has its own interest rate. In states where Guarantee Periods Fixed Accounts are not offered, you can choose an interest in the General Account Fixed Account with guaranteed interest.

You have the right to examine a Certificate during a "free look" period after you receive the Certificate and return it for a refund of the amount of the then current Certificate Value. However, in certain states where required by state law the refund will be in the amount of all purchase payments that have been made, without interest or appreciation or depreciation.

The "free look" period is generally 10 days unless a longer time is specified on the face page of your Certificate.

For Certificates requiring a refund of all purchase payments, Fortis Benefits will allocate all Net Purchase Payments made as a part of the purchase of the Certificate to the Alliance Money Market Portfolio until the following number of days after Fortis Benefits mails the Certificate to you: (1) the number of days in the "free look" period, plus (2) five days. After the expiration of such period, the Certificate Value will be allocated to the Fixed Account and the Portfolios as directed by you.

The Certificate provides several different types of retirement and death benefits, including fixed and variable annuity income options. You may make partial surrenders of the Certificate Value or may totally surrender the Certificate for its Cash Surrender Value.

This Prospectus gives prospective investors information about the Certificates that they should know before investing. This Prospectus must be accompanied by a current Prospectus of the Portfolios. These Prospectuses should be read carefully and kept for future reference.

A Statement of Additional Information, dated May 1, 1998, about certain aspects of the Certificates has been filed with the Securities and Exchange Commission and is available without charge, from Fortis Benefits at the address and phone number printed above. The Table of Contents for the Statement of Additional Information appears on page 26 of this Prospectus.

THESE POLICIES ARE NOT OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, CREDIT UNION, BROKER-DEALER OR OTHER FINANCIAL INSTITUTION. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE
WATERHOUSE
VARIABLE
ANNUITY

Certificates Under Flexible
Premium Deferred

Combination Variable and
Fixed Annuity Contracts

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PROSPECTUS DATED
May 1, 1998

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                     PROSPECTUS SUPPLEMENT DATED JANUARY 1, 1999


                         TO FORTIS BENEFITS INSURANCE COMPANY
                           THE WATERHOUSE VARIABLE ANNUITY
                 (FORMERLY KNOWN AS THE VALUE ADVANTAGE PLUS ANNUITY)
                             PROSPECTUS DATED MAY 1, 1998


The prospectus is amended by removing the Lexington Emerging Markets Fund portfolio as an available investment portfolio for Certificates issued on and after January 1, 1999. Certificate holders who purchased their Certificate prior to January 1, 1999 and who did not have certificate value allocated to the Lexington Emerging Markets Fund as of January 1, 1999 may not allocate purchase payments made after January 1, 1999, or make subsequent transfers of certificate value, to the Lexington Emerging Markets Fund.